THIRD AMENDMENT TO CREDIT AGREEMENT


THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of January 31, 1996, by and among LaSalle National Bank, a national banking association with its principal offices located in Chicago, Illinois, as agent for the Lenders hereunder (the "Agent"), various financial institutions which are, or may become, signatories or parties hereto (individually, a "Lender" and collectively, the "Lenders"), and Continental Waste Industries, Inc., a Delaware corporation ("CWI"), together with its Subsidiaries, which currently consist of Barker Brothers, Inc., a Tennessee corporation, Barker Brothers Waste, Inc., a Tennessee corporation, Berrien County Landfill, Inc., a Michigan corporation, Bluegrass Recycling & Transfer Company, a Kentucky corporation, Commercial Waste Disposal, Inc., a Kentucky corporation, Covington Waste, Inc., a Tennessee corporation, CWI of Illinois, Inc., an Illinois corporation, CWI of Missouri, Inc., a Missouri corporation, CWI Venture, Inc., a New Jersey corporation, FLL, Inc., a Michigan corporation, G.E.M. Environmental Management Inc., a Delaware corporation, Gila Bend Regional Landfill, Inc., an Arizona corporation,
Greenfield Environmental Development Corp., a Delaware corporation, Jamax Corporation, an Indiana corporation, Karat Corp., a New Jersey corporation, Midwest Material Management, Inc. an Indiana corporation, Northwest Tennessee Disposal Corporation, a Tennessee corporation, Prichard Landfill Corporation, a West Virginia corporation, Sandy Hollow Landfill Corp., a West Virginia corporation, Sanifill, Inc., a Tennessee corporation, Southern Illinois Regional Landfill, Inc., an Illinois corporation, South Trans, Inc., a New Jersey corporation, Springfield Environmental, Inc., a Delaware corporation, Springfield Environmental, Inc., an Indiana corporation, Triple G Landfills, Inc., an Indiana corporation, United Refuse Co., Inc., an Indiana corporation, Victory Environmental Services, Inc., a Delaware corporation, Victory Waste Incorporated, a California corporation, WPP Continental de Costa Rica S.A., a Costa Rican corporation, WPP Services, Inc., an Ohio corporation, ASCO Sanitation, Inc., a Mississippi corporation, Gilliam Transfer, Inc., a Missouri corporation, Anderson Refuse Co Inc, an Indiana corporation, Terre Haute Recycling, Inc., an Indiana corporation, CWI Mexican Ventures, S.A. de C.V., a Mexican corporation, NationsWaste, Inc., a Delaware corporation and Northeast Sanitary Landfill, Inc., a South Carolina corporation, (individually, CWI and any of said other corporations may be referred to herein as a "Borrower," and collectively are sometimes referred to as the "Borrowers").



                                   WITNESSETH:

WHEREAS, the Borrowers and the Lenders have previously entered into that certain Credit Agreement dated as of March 28, 1995, as amended by a First Amendment to Credit Agreement dated June 6, 1995, and a Second Amendment to Credit Agreement dated October 5, 1995 (as so amended, the "Credit Agreement," with terms used but not otherwise defined herein being used with the same meanings as therein defined), whereunder Lenders have made certain Loans to Borrowers;

         WHEREAS, the Borrowers have requested certain modifications to the Credit Agreement and the Lenders are willing to agree to such modifications upon the terms and conditions set forth herein;

     NOW, THEREFORE, for and in consideration of the foregoing premises and of the mutual agreements, promises and covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Loan Documents. The Credit Agreement and all of the Loan Documents are hereby amended such that all references therein to the Credit Agreement or any other Loan Documents are hereby deemed to include this Amendment and the amendments to the Credit Agreement and the Loan Documents contained herein.

     2.  Section  1.A.   Definition  of  Termination  Date.  The  definition  of
"Termination Date" at Section 1.A. of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  "Termination Date" means January 31, 1999.

     3. Section 1.A. Definitions of Applicable Margins. Effective as of January 1, 1996, the definitions of "Applicable L/C Margin," "Applicable LIBOR Margin," and "Applicable Margin" at Section 1.A. of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

     "Applicable L/C Margin," for purposes of determining the Letter of Credit fees due from the Borrowers under Section 4.D hereof, means initially 0.75% (the "Normal L/C Margin"), provided however that the Normal L/C Margin shall be subject to quarterly adjustment based on the following:


         Leverage Ratio                    Applicable L/C Margin

         Less than 2.0 to 1                          0.75%

         2.01 to 1 through 2.50 to 1                 1.0%


         2.51 to 1 through 3.0 to 1                  1.5%

         Greater than 3.0 to 1                       2.0%


         "Applicable LIBOR Margin," for purposes of determining the interest rate on a LIBOR Loan, means initially 1.5% (the "Normal LIBOR Margin"), provided however that the Normal LIBOR Margin shall be subject to quarterly adjustment based on the following:

         Leverage Ratio                      Applicable LIBOR Margin

         Less than 2.0 to 1                              1.5%

         2.01 to 1 through 2.50 to 1                     1.75%

         2.51 to 1 through 3.0 to 1                      2.0%

         Greater than 3.0 to 1                           2.5%


     "Applicable Margin," for purposes of determining the interest rate on a Prime Rate Loan, means initially 0.0% (the "Normal Margin"), provided however that the Normal Margin shall be subject to quarterly adjustment based on the following:

         Leverage Ratio                         Applicable Margin

         Less than 2.0 to 1                               0%

         2.01 to 1 through 2.50 to 1                     0.5%

         2.51 to 1 through 3.0 to 1                      1.0%

         Greater than 3.0 to 1                           1.0%


     4. Section 2.B(a) Letters of Credit. Section 2.B(a) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

          "(a) General Terms. Subject to all of the terms and conditions hereof, the Commitment may be availed of in the form of Letters of Credit, provided that the aggregate outstanding amount of Letter of Credit Utilization by the Borrowers hereunder shall in no event exceed the lesser of (aa) the unused amount of the Commitments or (bb) $10,000,000. The Letters of Credit shall be issued by the Agent, but each Lender shall be obligated toreimburse the Agent for a pro rata share of the amount of each draft drawn thereunder and, accordingly, each Letter of Credit shall be deemed to utilize the Commitments of all Lenders pro rata in accordance with the respective amounts thereof. For all purposes of this Agreement, each Existing Letter of Credit shall be deemed to be a Letter of Credit issued hereunder."

         5.       Section 8.A.1 Financial Covenants.

               (a) Sections 8.A.1(a) and 8.A.1(b) of the Credit Agreement are hereby deleted in their entirety.

               (b) Section 8.A.1.(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

               "(c) The Borrowers' Consolidated ratio of (a) EBITDA to (b) Interest Expense, as determined as of the end of each quarter of CWI's Fiscal Year for the period of the four fiscal quarters then ending, shall at all times exceed 4.0 to 1.0."

               (c) Section 8.A.1(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

               "(e) The Borrowers' Consolidated ratio of (a) interest- bearing Debt to (b) EBITDA (referred to herein as the "Leverage Ratio"), as determined as of the end of each quarter of CWI's Fiscal Year for the period of the four fiscal quarters then ending, shall not be greater than the following ratios at any time during the following periods:


Ratio                               Period Ending

3.00 to 1.0                         December 31, 1995 to, and including,
                                    December 31, 1996;

2.75 to 1.0                         March 31, 1997 to, and including,
                                    December 31, 1997;

2.50 to 1.0                         March 31, 1998, and at all times
                                    thereafter."


     6. Section 8.B.2. Debt and Capital Expenditures. Section 8.B.2 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "(a) The Borrowers shall not, directly or indirectly, create, assume, incur, suffer to exist, guarantee, become or be liable for or with respect to any manner of obligations, liabilities, indebtedness or other Debt whatsoever to any Person, except with respect to: (i) the Obligations hereunder; (ii) Subordinated Debt up to $6,000,000 on terms acceptable to Lenders in their sole discretion; (iii) existing Debt indicated on Schedule 8.B.2 hereto (to the extent such existing Debt is repaid, additional Debt may not be incurred); (iv) current liabilities and accounts payable arising or accruing in the ordinary course of business (other than a guaranty or indebtedness for borrowed money, an extension of credit or deferred purchase price of property not otherwise permitted hereunder); (v) contingent Debt for any draws at any time made on outstanding instruments as Financial Assurance; (vi) contingent Debt with respect to any Interest Rate Contracts with the Agent or Lenders; (vii) Debt assumed or incurred in or in connection with any merger or acquisition permitted under Section
     8.B.3; (viii) purchase money Debt incurred in connection with Capital Expenditures permitted under the following paragraph; (ix) Debt up to $10,000,000 outstanding at any one time incurred in connection with the financing of certain existing and future leasing obligations (provided however, that notwithstanding the foregoing, all obligations for capital leases shall remain subject to subsection (b) below); and (x) other Debt up to $5,000,000 outstanding at any one time, including reimbursement obligations incurred by any Borrower in connection with the issuance of Industrial Revenue Bonds.

          (b) The  Borrowers  shall not make Capital  Expenditures  in excess of
     2.75 times Borrowers' depreciation and amortization charges for the period of the four fiscal quarters then ending; provided however that this Section 8.B.2(b) shall not apply to assets acquired by the Borrowers in accordance with all of the terms and provisions of Section 8.B.3 of the Credit Agreement; and provided further that notwithstanding the foregoing, Borrowers shall not make any Capital Expenditures in excess of Two Million Five Hundred Thousand Dollars ($2,500,000) in the aggregate during any one Fiscal Year with respect to greenfield landfill projects (unpermitted sites)."

     7. Section 8.B.3. Mergers and Acquisitions. Section 8.B.3 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          "8.B.3. Fiscal Year, Name Changes, Mergers and Acquisitions. No Borrower shall (i) change its Fiscal Year or its corporate name or without prior written notice to Agent and only after all necessary or desirable Financing Statements have been duly and properly filed and recorded maintaining Agent's first priority perfected liens and security interests on and in the Collateral, adopt an assumed corporate name, (ii) consolidate or merge with any Person, (iii) acquire any stock in, or acquire all or substantially all of the assets or properties of, any Person, or (iv) create any Subsidiaries; provided, however, that notwithstanding the foregoing, and subject to the conditions set forth below, the following are permitted: (a) any Borrower may merge with any other Borrower, so long as CWI is the surviving corporation in any merger involving it and any other Borrower, and provided also that in any merger involving any Borrower the stock of which has been pledged to the Agent, the Agent shall have or obtain a first priority security interest in the stock of the surviving Borrower in such merger; (b) a Borrower may merge with any Person other than another Borrower, so long as the Borrower is the surviving corporation in any such merger and no Default or Event of Default would result therefrom immediately after giving effect thereto; (c) any Borrower may acquire stock in a New Subsidiary, or acquire all or substantially all of the assets or properties of, any Person, or create a New Subsidiary, provided that no Default or Event of Default would result therefrom immediately after giving effect thereto and that the provisions of Section 8.A.13, if applicable, are complied with; provided, further, that any transaction described in (b) and (c) above that involves an acquisition must also meet each of the following requirements or conditions:

               (1) The Borrowers' Historical Pro Forma Interest Coverage Ratio, considering the acquisition involved and as demonstrated to the reasonable satisfaction of the Agent, is at least 3.00 to 1.00;

               (2) The acquisition must be of a Person engaged primarily in the nonhazardous solid waste industry;

               (3) If the acquisition involves a Landfill or disposal and treatment facility, it shall be subject to the Borrowers' standard due diligence review, the results of which are acceptable to the Agent and the Lenders in their sole discretion;

               (4) Any acquisition for which the total consideration exceeds $7,500,000 must receive the written approval of all of the Lenders (to be granted or not granted by the Lenders in their sole and complete discretion). For purposes of this Section, "consideration" means the total purchase price (including cash expended, Debt incurred, and liabilities incurred or assumed) paid or to be paid, but in any event does not include any portion of the purchase price paid or payable in the form of common stock or Subordinated Debt (permitted under Section 8.B.2(a)) of CWI or out of the proceeds of any public offering of the common stock of CWI;

               (5) If the acquisition involves consideration in excess of $3,000,000 and involves assets or a business primarily located outside of the United States of America, the prior written approval of all of the Lenders (to be granted or not granted by the Lenders in their sole and complete discretion) thereto must be obtained.

               (6) The acquisition must have received the prior written approval of the board of directors or other equivalent governing body of the Person to be acquired.

         8.       Conditions.

          8.A. Delivery of Documents as Conditions Precedent. The delivery of each of the following documents, each of which shall be satisfactory to the Agent in substance and form, by on or behalf of the Borrowers to the Agent shall constitute separate and distinct conditions precedent to the effectiveness of this Amendment:

          8.A.1. A copy of this Amendment duly executed by Borrowers.

          8.A.2. In form and substance satisfactory to the Agent, any other documents which the Agent may reasonably request from or to be delivered by the Borrowers from time to time to effect the intent of this Amendment and the Loan Documents.

          8.B. Amendment Fee. The Borrowers shall pay to the Agent for the ratable account of the Lenders an amendment fee equal to one-tenth of one percent of the Commitment ($45,000).

     9. Representations; Warranties; Covenants. To induce the Agent and the Lenders to execute this Amendment, the Borrowers jointly and severally represent and warrant that, as of the date hereof:

                  (i) the representations and warranties set forth in the Credit Agreement, including, without limitation, those set forth in Section 7 thereof, and in the Loan Documents to which any Borrower is a party, are true and correct;

                  (ii) the covenants and agreements set forth in the Credit Agreement, including, without limitation, those set forth in Section 8 thereof as amended hereby, and in the other Loan Documents to which any Borrower is a party, are not currently being breached and are inviolate;

                  (iii) no Default or Event of Default currently exists under the Credit Agreement or any Loan Documents and is continuing; and

                  (iv) the Borrowers have taken all corporate action necessary to enter into and authorize the execution and delivery of this Amendment and the other Loan Documents to be executed and delivered hereunder.

     10. Reimbursement for Costs. As further inducement for the Agent and the Lenders to execute this Amendment, the Borrowers agree to reimburse the Agent for any costs or expenses any such party may incur in connection with the negotiation and drafting of this Amendment, including all attorneys' fees.

     11. Governing Law; Successors and Assigns. This Amendment has been executed, delivered and accepted in and shall be deemed to have been made under and shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to its conflict of law rules. This Amendment shall be binding upon Borrowers and their respective successors and assigns and shall inure to the benefit of Agent, the Lenders and their respective successors and assigns; provided, however, that Borrowers shall not have the right to assign their rights or interests hereunder or under the Credit Agreement without the prior written consent of Agent.

     12. Release. Borrowers, for and on behalf of their successors and assigns, hereby release, forever discharge and agree to hold harmless Agent and each Lender, and their respective successors and assigns, from any and all claims, actions or causes of action heretofore arising in any manner under, pursuant to or with respect to the Credit Agreement or the Loan Documents or Agent's or any Lender's administration or actions under, pursuant to or with respect to the Credit Agreement or the Loan Documents and from any suit or proceeding relating to the foregoing at any time against Agent or any Lender.

     13. Amendment; Ratification; No Waiver. The Credit Agreement and the other Loan Documents to which any Borrower is a party are hereby amended in all other respects to give effect to the foregoing amendments and agreements and, as so amended, shall remain in full force and effect and shall continue to constitute the valid and binding obligations of the Borrowers enforceable in accordance with their respective terms. This Amendment shall not be deemed to constitute or shall not be construed as a waiver of any rights, remedies, collateral or other security of or granted to the Bank under the foregoing or of any Event of Default or other default or breach which has occurred and is continuing thereunder as of the date hereof.

     14. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original hereof and all of which together shall constitute one and the same document.


     IN WITNESS WHEREOF, the Borrowers, the Agent and the Lenders have caused their respective officers, thereunto duly authorized, to execute this Amendment as of the date first above written.


BORROWERS:


CONTINENTAL WASTE INDUSTRIES, INC.

By:______________________________
Name:  Jeffrey E. Levine
Title: Senior Vice President


BARKER BROTHERS, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


BARKER BROTHERS WASTE, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


BERRIEN COUNTY LANDFILL, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


BLUEGRASS RECYCLING & TRANSFER
  COMPANY

By:
Name:  Jeffrey E. Levine
Title: Vice President


COMMERCIAL WASTE DISPOSAL, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


COVINGTON WASTE, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


CWI OF ILLINOIS, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


CWI OF MISSOURI, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


CWI VENTURE, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


FLL, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


G.E.M. ENVIRONMENTAL MANAGEMENT, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


GILA BEND REGIONAL LANDFILL, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


GREENFIELD ENVIRONMENTAL DEVELOPMENT CORP.

By:
Name:  Jeffrey E. Levine
Title: Vice President


JAMAX CORPORATION

By:
Name:  Jeffrey E. Levine
Title: Vice President


KARAT CORP.

By:
Name:  Jeffrey E. Levine
Title: Vice President


MIDWEST MATERIAL MANAGEMENT, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


NORTHWEST TENNESSEE DISPOSAL CORPORATION

By:
Name:  Jeffrey E. Levine
Title: Vice President


PRICHARD LANDFILL CORPORATION

By:
Name:  Jeffrey E. Levine
Title: Vice President


SANDY HOLLOW LANDFILL CORP.

By:
Name:  Jeffrey E. Levine
Title: Vice President


SANIFILL, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


SOUTHERN ILLINOIS REGIONAL LANDFILL, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


SOUTH TRANS, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


SPRINGFIELD ENVIRONMENTAL, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


SPRINGFIELD ENVIRONMENTAL, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


TRIPLE G LANDFILLS, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


UNITED REFUSE CO., INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


VICTORY ENVIRONMENTAL SERVICES, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


VICTORY WASTE INCORPORATED

By:
Name:  Jeffrey E. Levine
Title: Vice President


WPP CONTINENTAL DE COSTA RICA S.A.

By:
Name:  Jeffrey E. Levine
Title: Vice President


WPP SERVICES, INC.

By:
Name:  Jeffrey E. Levine
Title: Vice President


ASCO SANITATION, INC.

By:______________________________
Name:  Jeffrey E. Levine
Title: Vice President


GILLIAM TRANSFER, INC.

By:_______________________________
Name:  Jeffrey Levine
Title: Vice President


ANDERSON REFUSE CO INC

By:________________________________
Name:  Jeffrey Levine
Title: Vice President


TERRE HAUTE RECYCLING, INC.

By:_________________________________
Name:  Jeffrey Levine
Title: Vice President


CWI MEXICAN VENTURES, S.A. de C.V.

By:_________________________________
Name:  Jeffrey Levine
Title: Vice President


NATIONSWASTE, INC.

By:_________________________________
Name:  Jeffrey Levine
Title: Vice President


NORTHEAST SANITARY LANDFILL, INC.

By:_________________________________
Name:  Jeffrey Levine
Title: Vice President



                           AGENT:


                           LASALLE NATIONAL BANK, as Agent


                           By:
                           Name:   Mike Foster
                           Title:  Senior Vice President

                           Address:          120 South LaSalle Street
                                             Chicago, Illinois  60603

                           Telephone:  312-904-2791
                           Telecopy:   312-904-8544



                                            LENDERS:


                                                     LASALLE NATIONAL BANK


120 South LaSalle Street            By:
Chicago, Illinois  60603            Name:   Mike Foster
                                             Title:  Senior Vice President

Telephone:  312-904-2791
Telecopy:   312-904-8544


Amount of Commitment:               $15,000,000


                                             THE FIRST NATIONAL BANK OF BOSTON


100 Federal Street                          By:
Boston, MA  02106                           Name:
                                            Title:

Telephone:  617-434-4295
Telecopy:   617-434-2160


Amount of Commitment:               $15,000,000


                                                     BANK OF AMERICA ILLINOIS


231 South LaSalle Street                    By:
Chicago, Illinois  60603                    Name:
                                            Title:

Telephone:  312-828-8363
Telecopy:   312-828-1974


Amount of Commitment:               $15,000,000